              FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of August 15, 1998, is among SOFTWARE SPECTRUM, INC., a corporation duly organized and validly existing under the laws of the State of Texas (the "Borrower"), each of the banks or other lending institutions which is a signatory hereto (individually, a "BANK" and, collectively, the "BANKS"), THE CHASE MANHATTAN BANK, individually as a Bank and as administrative agent for itself and the other Banks (in its capacity as administrative agent, together with its successors in such capacity "ADMINISTRATIVE AGENT") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), individually as a Bank and as collateral agent for itself and the other Banks (in its capacity as collateral agent, together with its successors in such capacity, the "COLLATERAL AGENT").

                                      RECITALS:

     Borrower, the Banks, the Administrative Agent and the Collateral Agent have entered into that certain Amended and Restated Credit Agreement (the "Agreement") dated as of March 11, 1998. Borrower, the Banks, the
Administrative Agent and the Collateral Agent now desire to amend the Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                      ARTICLE 1

                                    DEFINITIONS

     Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                      ARTICLE 2

                                     AMENDMENTS

     Section 2.1 AMENDMENT TO SECTION 8.1. Effective as of March 11, 1998, clause (b) of Section 8.1 of the Agreement is amended in its entirety to read as follows:

          (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within forty-six (46) days after the end of each Fiscal Quarter beginning with the Fiscal Quarter ending January 31, 1998, a copy of an unaudited financial report of the Borrower and the Subsidiaries as of the end of such Fiscal Quarter and for

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT-Page 1 the portion of the Fiscal Year then ended containing, on a consolidated and (except with respect to the statement of cash flow) consolidating basis, a balance sheet and statements of income, retained earnings, and cash flow, in each case (except in the case of the consolidating statements) setting forth in comparative form the figures for the corresponding periods of the preceding Fiscal Year, all in reasonable detail certified by the chief financial officer or chief operating officer of the Borrower to have been prepared in accordance with GAAP but presented in accordance with the interim reporting rules and regulations of the Securities and Exchange Commission and to fairly present (subject to year-end audit adjustments) the financial condition and results of operations of the Borrower and the Subsidiaries, on a consolidated and consolidating basis, at the date and for the periods indicated therein;

     Section 2.2 AMENDMENT TO SECTION 9.4. Effective as of August 10, 1998, clause (ii) of Section 9.4 of the Agreement is amended in its entirety to read as follows:

          (ii) Borrower may repurchase its capital stock as follows: (A) prior to January 31, 1999, in one or more transactions pursuant to its stock repurchase program in existence on the Closing Date if at the time of each such purchase and after giving effect thereto no Default exists or would result therefrom and the aggregate purchase price paid for all such repurchases under this clause (A) since the Closing Date (including the repurchase in question) shall not exceed One Million Seven Hundred Fifty Thousand Dollars ($1,750,000); and (B) prior to January 31, 2000, in one or more transactions pursuant to a stock repurchase program approved by its board of directors in July of 1998 if at the time of each such purchase and after giving effect thereto no Default exists or would result therefrom and the aggregate purchase price paid for all such repurchases under this clause (B) (including the repurchase in question but excluding those made pursuant to clause (A) of this clause (ii)) shall not exceed Three Million Dollars ($3,000,000); and

     Section 2.3 AMENDMENT TO EXHIBITS. Effective as of March 11, 1998, Exhibits "B" and "D" of the Agreement are each amended to read in their entirety as set forth on Exhibits "B" and "D" of this Amendment.

                                      ARTICLE 3

                                    MISCELLANEOUS

     Section 3.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, the Banks and the Agents agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.


FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT-Page 2

     Section 3.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 3.3 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 3.4 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

     Section 3.5 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Banks, the Agents and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

     Section 3.6 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 3.7 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 3.8 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT-Page 3

Executed as of the date first written above.

                             BORROWER:

                             SOFTWARE SPECTRUM, INC.

                             By: /s/ Robert D. Graham
                                -----------------------------------------------
                             Robert D. Graham, Vice President & General Counsel

                             ADMINISTRATIVE AGENT:

                             THE CHASE MANHATTAN BANK, individually as a
                             Bank and as the Administrative Agent


                             By:
                                -----------------------------------------------
                                  Jeffrey Ackerman
                                  Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT-Page 4

Executed as of the date first written above.

                             BORROWER:

                             SOFTWARE SPECTRUM, INC.

                             By:
                                -----------------------------------------------
                             Robert D. Graham, Vice President & General Counsel

                             ADMINISTRATIVE AGENT:

                             THE CHASE MANHATTAN BANK, individually as a
                             Bank and as the Administrative Agent

                             By:/s/ Jeffrey Ackerman
                                -----------------------------------------------
                                  Jeffrey Ackerman
                                  Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT-Page 4

                             COLLATERAL AGENT

                             CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                             (formerly known as Texas Commerce Bank
                             National Association), individually as a Bank and as the Collateral Agent


                             By: /s/ Jeffrey A. Stern
                                -----------------------------------------------
                                  Jeffrey A. Stern,
                                  Vice President


                             OTHER BANKS:

                             NATIONAL CITY BANK, KENTUCKY

                             By:
                                -----------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------


                             PNC BANK, NATIONAL ASSOCIATION

                             By:
                                -----------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------


                             WELLS FARGO BANK,
                             NATIONAL ASSOCIATION


                             By:
                                -----------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT-Page 5

                             COLLATERAL AGENT

                             CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                             (formerly known as Texas Commerce Bank
                             National Association), individually as a Bank and as the Collateral Agent


                             By:
                                -----------------------------------------------
                                  Jeffrey A. Stern,
                                  Vice President


                             OTHER BANKS:

                             NATIONAL CITY BANK, KENTUCKY


                             By: /s/ Tom Garbach
                                -----------------------------------------------
                                  Name: Tom Garbach
                                        ---------------------------------------
                                  Title: Vice President
                                        ---------------------------------------


                             PNC BANK, NATIONAL ASSOCIATION


                             By:
                                -----------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------


                             WELLS FARGO BANK,
                             NATIONAL ASSOCIATION


                             By:
                                -----------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT-Page 5

                             COLLATERAL AGENT

                             CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                             (formerly known as Texas Commerce Bank
                             National Association), individually as a Bank and as the Collateral Agent


                             By:
                                -----------------------------------------------
                                  Jeffrey A. Stern,
                                  Vice President


                             OTHER BANKS:

                             NATIONAL CITY BANK, KENTUCKY

                             By:
                                -----------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------


                             PNC BANK, NATIONAL ASSOCIATION

                             By: /s/ Michael D. Shover
                                -----------------------------------------------
                                  Name: Michael D. Shover
                                        ---------------------------------------
                                  Title: Bank Officer
                                        ---------------------------------------


                             WELLS FARGO BANK,
                             NATIONAL ASSOCIATION

                             By:
                                -----------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT-Page 5

                             COLLATERAL AGENT

                             CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                             (formerly known as Texas Commerce Bank
                             National Association), individually as a Bank and as the Collateral Agent

                             By:
                                -----------------------------------------------
                                  Jeffrey A. Stern,
                                  Vice President


                             OTHER BANKS:

                             NATIONAL CITY BANK, KENTUCKY

                             By:
                                -----------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------


                             PNC BANK, NATIONAL ASSOCIATION

                             By:
                                -----------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------


                             WELLS FARGO BANK,
                             NATIONAL ASSOCIATION

                             By: /s/ Michael P. Baranowski
                                -----------------------------------------------
                                  Name: Michael P. Baranowski
                                        ---------------------------------------
                                  Title: Vice President
                                        ---------------------------------------

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT-Page 5

                                    ACKNOWLEDGMENT

     The undersigned hereby consents and agrees to this Amendment and hereby ratifies and confirms each of the Loan Documents to which it is a party and agrees that such Loan Documents continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Witness due execution hereof by the undersigned as of the date first written above.

                           SPECTRUM INTEGRATED SERVICES, INC.


                             By: /s/ Robert D. Graham
                                ------------------------------------------------
                              Robert D. Graham, Vice President & General Counsel


FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT-Page 6

                                     EXHIBIT "B"
                                          TO
                               SOFTWARE SPECTRUM, INC.
                                  FIRST AMENDMENT TO
                        AMENDED AND RESTATED CREDIT AGREEMENT

                              BORROWING BASE CERTIFICATE

EXHIBIT B, Cover Page

                              BORROWING BASE CERTIFICATE

TO:  THE CHASE MANHATTAN BANK,
     as administrative agent
     600 Fifth Avenue, 4th Floor
     New York, New York 10020

     with a copy to each Bank

Ladies/Gentlemen:

     This Borrowing Base Report for the month ending ____________________, 19___, is executed and delivered by SOFTWARE SPECTRUM, INC. (the "Borrower") to THE CHASE MANHATTAN BANK (the "Administrative Agent"), pursuant to that certain Amended and Restated Credit Agreement (the "Credit Agreement") dated as of March 11, 1998, among the Borrower, the Administrative Agent, Chase Bank of Texas, National Association, as Collateral Agent, and the banks named therein. All terms used herein shall have the meanings assigned to them in the Credit Agreement.

     The Borrower represents and warrants to the Administrative Agent and the Banks that all information contained herein is true, correct, and complete, and that the total Eligible Accounts referred to below represent the Eligible Accounts that qualify for purposes of determining the Borrowing Base under the Credit Agreement. The Borrower further represents and warrants to the Lender that attached are the following Receivable Reports, all for the Borrower and the Granting Subsidiaries for the month ending _____________, 19___: (A) a list of all accounts receivable showing all accounts aged in 30, 60, 90 and 120 day intervals (reflecting all journal entries and adjustments, including all customer credits and debits), (B) all contra calculations, specifying, among other items, the accounts payable balances owed to its top ten vendors, (C) a collections report, (D) the lockbox statements, and (E) inventory designations.

1.   Accounts Receivable of Borrower and Domestic Granting Subsidiaries
     as of the date of the last submitted Borrowing Base (NOTE:
     lines 1(a), (b)and (c) to be completed only upon Administrative
     Agent's request). . . . . . . . . . . . . . . . . . . . . . . . . .       $_________

          (a)  + Sales . . . . . . . . . . . . . . . . . . . . . . . . .       $_________

          (b)  - Collections . . . . . . . . . . . . . . . . . . . . . .       $_________

          (c)  - Credits . . . . . . . . . . . . . . . . . . . . . . . .       $_________

          (d)  Gross Accounts Receivable of Borrower and Domestic
               Granting Subsidiaries as of______________(detail of
               the conversion calculation of Canadian dollar accounts
               to U.S. dollars to be attached as a schedule) . . . . . .       $________

BORROWING BASE CERTIFICATE-Page 1


-----------------------------------------------------------------------------------------------------------
          Accounts Receivable Aging of Borrower and Domestic Granting Subsidiaries as of_________

          Domestic
          Total A/R   Current   31-60   61-90   91-120   Over 120
          ---------   -------   -----   -----   ------   --------
          $           $         $       $       $        $
-----------------------------------------------------------------------------------------------------------

2.   Less; Ineligible Accounts of Borrower and the Domestic Granting
     Subsidiaries (determined pursuant to the definition of Eligible Account in the Credit Agreement, without duplication)

     (a)  Accounts not due and payable within 120 days . . . . . . . .         $__________

     (b)  Accounts outstanding for more than 120 days past the
          original date of invoice . . . . . . . . . . . . . . . . . .         $__________

     (c)  Accounts created outside of the ordinary course of
          business.  . . . . . . . . . . . . . . . . . . . . . . . . .         $__________

     (d)  Accounts relating to unenforceable contracts or contracts
          which do not represent complete bona fide transactions . . .         $__________

     (e)  Accounts from sales on bill-and-hold, guaranteed sale, sale
          and-return, or similar basis . . . . . . . . . . . . . . . .         $__________

     (f)  Accounts subject to, or arising from the sale of goods subject to, a Lien other than Liens held by the Collateral
          Agent . .  . . . . . . . . . . . . . . . . . . . . . . . . .         $__________

     (g)  Accounts as to which the Collateral Agent does not have first priority Lien or which are not directed to be remitted to
          a Lockbox Account. . . . . . . . . . . . . . . . . . . . . .         $__________

     (h)  Accounts subject to set-off, dispute, etc. . . . . . . . . .         $__________

     (i)  Accounts owed by account debtors subject to bankruptcy or
          that are insolvent . . . . . . . . . . . . . . . . . . . . .         $__________

     (j)  Accounts evidenced by chattel paper or instruments . . . . .         $__________

     (k)  Accounts owed by foreign account debtors (other than
          Approved Foreign Account Debtors) not supported by an
          acceptable letter of credit or insurance . . . . . . . . . .         $__________

     (l)  Any U.S. Federal or Canadian Government Accounts unless the applicable assignment of claims laws shall have been
          complied with. . . . . . . . . . . . . . . . . . . . . . . .         $__________

     (m)  Accounts owed by Affiliates etc. . . . . . . . . . . . . . .         $__________

     (n)  Accounts not payable in Dollars or Canadian dollars  . . . .         $__________

     (o)  Accounts that do not comply with laws, etc . . . . . . . . .         $__________

     (p)  Accounts backed by performance, completion or other
          bonds or performance subcontracted (unless waived in
          writing by the Administrative Agent) . . . . . . . . . . . .         $__________

     (q)  Accounts written off per GAAP. . . . . . . . . . . . . . . .         $__________

BORROWING BASE CERTIFICATE-Page 2



     (r)  Accounts for which required notices have not
          been filed . . . . . . . . . . . . . . . . . . . . . . . . .         $__________

     (s)  Excluded Accounts. . . . . . . . . . . . . . . . . . . . . .         $__________

     (t)  Accounts subject to 50% past due rule. . . . . . . . . . . .         $__________

     (u)  Contra accounts owed to the account debtors. . . . . . . . .         $__________

3.   Total Ineligible Accounts of Borrower and the Domestic Granting
     Subsidiaries (total of 2(a) through (u)). . . . . . . . . . . . .         $__________

4.   Total Eligible Accounts of Borrower and the Domestic Granting
     Subsidiaries (1(d) minus 3) . . . . . . . . . . . . . . . . . . .                         $__________

5.   Advance Percent of line 4 . . . . . . . . . . . . . . . . . . . .         $__________

6.   Accounts Receivable of Software Spectrum Canada as of the date of the last submitted Borrowing Base (NOTE: lines 6(a), (b) and (c)
     to be completed only upon Administrative Agent's request) . . . .                         $__________

     (a)  + Sales . .. . . . . . . . . . . . . . . . . . . . . . . . .                         $__________

     (b)  - Collections. . . . . . . . . . . . . . . . . . . . . . . .                         $__________

     (c)  - Credits .  . . . . . . . . . . . . . . . . . . . . . . . .                         $__________

     (d)  Gross Accounts Receivable of Software Spectrum Canada
          as of _______________ (detail of conversion calculation to
          U.S. dollars to be attached as a schedule) . . . . . . . . .                         $__________
-----------------------------------------------------------------------------------------------------------
     Accounts Receivable Aging of Software Spectrum Canada as of_________

          Total A/R   Current   31-60   61-90   91-120   Over 120
          ---------   -------   -----   -----   ------   --------
          $           $         $       $       $        $
-----------------------------------------------------------------------------------------------------------
7.  Less: Ineligible Accounts of Software Spectrum Canada

     (a)  Accounts not due and payable within 120 days . . . . . . . .         $__________

     (b)  Accounts outstanding for more than 120 days past the
          original date of invoice . . . . . . . . . . . . . . . . . .         $__________

     (c)  Accounts created outside of the ordinary course of
          business.  . . . . . . . . . . . . . . . . . . . . . . . . .         $__________

     (d)  Accounts relating to unenforceable contracts or contracts
          which do not represent complete bona fide transactions . . .         $__________

     (e)  Accounts from sales on bill-and-hold, guaranteed sale,
          sale-and-return, or similar basis. . . . . . . . . . . . . .         $__________

     (f)  Accounts subject to, or arising from the sale of goods subject to, a Lien other than Liens held by the Collateral
          Agent . .  . . . . . . . . . . . . . . . . . . . . . . . . .         $__________

BORROWING BASE CERTIFICATE-Page 3


     (g)  Accounts as to which the Collateral Agent does not have first priority Lien or which are not directed to be remitted to
          a Lockbox Account. . . . . . . . . . . . . . . . . . . . . .         $__________

     (h)  Accounts subject to set-off, dispute, etc. . . . . . . . . .         $__________

     (i)  Accounts owed by account debtors subject to bankruptcy or
          that are insolvent . . . . . . . . . . . . . . . . . . . . .         $_________

     (j)  Accounts evidenced by chattel paper or instruments . . . . .         $_________

     (k)  Accounts owed by foreign account debtors (other than
          Approved Foreign Account Debtors) not supported by an
          acceptable letter of credit or insurance . . . . . . . . . .         $__________

     (l)  Any U.S. Federal or Canadian Government Accounts unless the applicable assignment of claims laws shall have been
          complied with. . . . . . . . . . . . . . . . . . . . . . . .         $__________

     (m)  Accounts owed by Affiliates etc. . . . . . . . . . . . . . .         $__________

     (n)  Accounts not payable in Dollars or Canadian dollars  . . . .         $__________

     (o)  Accounts that do not comply with laws, etc . . . . . . . . .         $__________

     (p)  Accounts backed by performance, completion or other
          bonds or performance subcontracted (unless waived in
          writing by the Administrative Agent) . . . . . . . . . . . .         $__________

     (q)  Accounts written off per GAAP. . . . . . . . . . . . . . . .         $__________

     (r)  Accounts for which required notices have not
          been filed . . . . . . . . . . . . . . . . . . . . . . . . .         $__________

     (s)  Excluded Accounts. . . . . . . . . . . . . . . . . . . . . .         $__________

     (t)  Accounts subject to 50% past due rule. . . . . . . . . . . .         $__________

     (u)  Contra accounts owed to the account debtors. . . . . . . . .         $__________

     (v)  Accounts not purchased by Borrower . . . . . . . . . . . . .         $__________

8.   Total Software Spectrum Canada Ineligible Accounts (total 7(a)
     through (v)) . .. . . . . . . . . . . . . . . . . . . . . . . . .         $__________

9.   Total Eligible Accounts relating to Software Spectrum Canada
     (6 minus 8)  . .. . . . . . . . . . . . . . . . . . . . . . . . .         $__________

10.  Advance Percent of Line 9 . . . . . . . . . . . . . . . . . . . .         $__________

11.  Market value of cash and cash equivalents held in Cash Collateral
     Account (market value detailed on Schedule 2 hereto). . . . . . .         $__________

12.  Short Term Bank Debt (if available or outstanding). . . . . . . .         ($5,000,000)

13.  Reserves . . . .  . . . . . . . . . . . . . . . . . . . . . . . .         ($________)

14.  Borrowing Base: Line 5 plus Line 10 plus line 11 minus
     line 12 minus line 13 . . . . . . . . . . . . . . . . . . . . . .                         $__________

15.  Outstanding Revolving Credit

     (a)  Revolving Loans. . . . . . . . . . . . . . . . . . . . . . .         $__________

BORROWING BASE CERTIFICATE-Page 4


     (b)  Letter of Credit Liabilities . . . . . . . . . . . . . . . .         $__________

     (c)  Accrued and unpaid interest and fees and other
          amounts due. . . . . . . . . . . . . . . . . . . . . . . . .         $__________

     (d)  TOTAL  . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $__________

16.  Borrowing Availability [(the lesser of the amount of the
     Revolving Commitments or line 14 minus line 15(d)]. . . . . . . .                         $__________

     The Borrower represents and warrants to the Banks that the representations and warranties of the Borrower contained in Article 7 of the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this Borrowing Base Report as if made on and as of the date hereof except to the extent that such representations and warranties speak to a specific date, and that no Default has occurred and is continuing.

Date: ___________, ______.

                                   BORROWER:

                                   SOFTWARE SPECTRUM, INC.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


BORROWING BASE CERTIFICATE-Page 5

                                     EXHIBIT "D"
                                          to
                               SOFTWARE SPECTRUM, INC.
                                  FIRST AMENDMENT TO
                        AMENDED AND RESTATED CREDIT AGREEMENT

                                COMPLIANCE CERTIFICATE

EXHIBIT D, Cover Page

                                COMPLIANCE CERTIFICATE
                                       for the
                           quarter ending __________, ____

To:  The Chase Manhattan Bank,
     as administrative agent
     600 Fifth Avenue, 4th Floor
     New York, New York 10020


     and each Bank

Ladies and Gentlemen:

     This Compliance Certificate (the "CERTIFICATE") is being delivered pursuant to Section 8.1(c) of that certain Amended and Restated Credit Agreement (as amended, the "AGREEMENT") dated as of March 11, 1998 among SOFTWARE SPECTRUM, INC. (the "BORROWER"), THE CHASE MANHATTAN BANK, as administrative agent, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as collateral agent and the Banks named therein. All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Agreement. All the calculations set forth below shall be made pursuant to the terms of the Agreement.

     The undersigned, an authorized financial officer of the Borrower, does hereby certify to the Agent and the Banks that:

1.   DEFAULT.

     No Default has occurred and is continuing or if a Default has occurred and is continuing, I have described on the attached Exhibit "A" the nature thereof and the steps taken or proposed to remedy such Default.

                                                                                               Compliance
                                                                                               ----------
2.   SECTION 8.1 - FINANCIAL STATEMENTS AND RECORDS

     (a)  Annual audited financial statements of Borrower on or                           Yes       No        N/A
          before 91 days after the end of each Fiscal Year.

     (b)  Quarterly unaudited financial statements of Borrower on                         Yes       No        N/A
          a consolidated and consolidating basis within 46 days of
          each Fiscal Quarter end.

     (c)  Borrowing Base Report together with the Receivables                             Yes       No        N/A
          Reports within 20 days of each month end or within 20
          days of any other date required by the Administrative
          Agent.

COMPLIANCE CERTIFICATE-Page 1


     (d)  If Daily Collection Event occurs, Receivable Reports                            Yes       No        N/A

          (i)  weekly or
          (ii) daily

     (e)  Projections within 30 days before the start of each Fiscal                      Yes       No        N/A
          Year.

3.   SECTION 8.10 - COLLATERAL MATTERS

     (a)  Aggregate book value of inventory held by third parties         $__________
     (b)  Limit                                                           $ 2,500,000
     (c)  Collateral perfection/protection required                                       Yes                 No
     (d)  Material Subsidiary created or acquired?                                        Yes                 No
     (e)  If line (d) is yes, have 8.10(b) and (c) collateral measures
          been taken?                                                                     Yes                 No

4.   SECTION 9.1 - DEBT

     No Additional Debt except:

     (a)  Purchase money not to exceed:                                   $ 5,000,000
          Actual Outstanding:                                             $__________     Yes                 No
     (b)  Guaranties of surety and other bonds not to exceed:             $ 4,000,000
          Actual Outstanding:                                             $__________     Yes                 No
     (c)  Outstanding Guaranties of permitted Debt of Foreign
          Subs and Foreign Ventures                                       $__________
     (d)  Outstanding Loans, advances, other extensions of credit, investments and contributions to Foreign Subs
          (excluding Software Spectrum Canada in an amount up
          to the gross Dollar amount of receivables of Software
          Spectrum Canada) and Foreign Ventures                           $__________
     (e)  Total Foreign Subsidiary Obligations (line 4(c) plus
          4(d))                                                           $__________
     (f)  Foreign Subsidiary Limit
          (i)  $30,000,000 plus
          (ii) if 9.1(e)(ii) test satisfied $10,000,000                   $__________     Yes                 No
     (g)  Acquisition Debt incurred in any Fiscal Year not to
          exceed                                                          $10,000,000
          Actual incurred in current Fiscal Year                          $__________
          (NOTE: Incurrence Test must also be met)                                        Yes                 No
     (h)  Unsecured Vendor Debt not to exceed                             $20,000,000
          Actual Outstanding                                              $__________
          (NOTE: Incurrence Test must also be met)                                        Yes                 No
     (i)  Unsecured Short Term Bank Debt not to exceed                    $ 5,000,000
          Actual Outstanding                                              $__________
                                                                                          Yes                 No

COMPLIANCE CERTIFICATE-Page 2



5.   SECTION 9.3 - MERGERS ETC.

     (a)  Has acquisition been consummated since last
          Compliance Certificate?                                                         Yes                 No
     (b)  If line (a) yes, Purchase Price                                 $__________
     (c)  Aggregate Purchase Prices from prior acquisitions under
          9.3 in current Fiscal Year                                      $__________
     (d)  Purchase Price Limit per transaction                            $ 5,000,000     Yes       No        N/A
     (e)  Aggregate Purchase Price Limit per Fiscal Year                  $10,000,000     Yes       No        N/A
     (f)  Were the conditions in clauses (a) through (e) of Section
          9.3(iv) satisfied with respect to each acquisition?                             Yes       No        N/A

6.   SECTION 9.4 - DIVIDENDS

     (a)  Stock repurchases pursuant to stock repurchase program in existence at closing date not to exceed (note: no
          further stock repurchases permitted under this clause (a)
          after 1/31/99)                                                  $ 1,750,000
          Actual such repurchases since Closing Date:                     $__________     Yes       No        N/A
     (b)  Stock repurchases pursuant to 7/98 stock repurchase
          program not to exceed (note: no further stock
          repurchases permitted under this clause (b) after
          1/31/2000)                                                      $ 3,000,000
          Actual such repurchases since 8/31/98 (excluding those
          included in clause (a))                                         $__________     Yes       No
     (c)  Attach as schedule evidence of compliance with Section
          9.4(iii) with respect to dividends and other stock
          repurchases                                                                     Yes       No        N/A

7.   SECTION 9.8 - DISPOSITION ASSETS

     (a)  Book Value of asset disposed of in sale leaseback
          transaction within the last 12 months                           $__________
          Actual not to exceed:                                           $   500,000     Yes       No        N/A
     (b)  Book value of assets disposed of within the last 12             $__________
          months
          Actual not to exceed:                                           $   500,000     Yes       No        N/A

8.   SECTION 9.10 - PREPAYMENT OF DEBT

     No prepayment of Debt except:

     (a)  Obligations
     (b)  Foreign Sub Debt Guaranteed
     (c)  Prepayment of other Debt limited in any Fiscal Year to:         $   500,000
     (d)  Aggregate amount of other Debt so prepaid in current
          Fiscal Year                                                     $__________     Yes       No        N/A

COMPLIANCE CERTIFICATE-Page 3


9.   SECTION 10.1 - CONSOLIDATED NET WORTH

     (a)  Required Consolidated Net Worth                                 $72,000,000
     (b)  Actual Consolidated Net Worth
          (i)   shareholders equity                                       $__________
          (ii)  treasury stock                                            $__________
          (iii) 9(a) minus 9(b)                                           $__________     Yes       No        N/A

10.  SECTION 10.2 - INTEREST COVERAGE

     (a)  Net Income for applicable period                                $__________
     (b)  Plus net provisions for tax                                     $__________
     (c)  Plus Interest Expense                                           $__________
     (d)  Plus amortization and depreciation                              $__________
     (e)  Borrower EBITDA: 10(a) plus 10(b), 10(c) and 10(d)              $__________
     (f)  Unfinanced Capital Expenditures                                 $__________
     (g)  (line 10(e) minus line 10(f))                                   $__________
     (h)  Interest Expense                                                $__________
     (i)  Interest Coverage (line 10(g) divided by line 10(h))               ___:1.00
     (j)  Minimum Interest Coverage                                          ___:1.00     Yes                 No

11.  SECTION 10.3 - CAPITAL EXPENDITURE LIMITS

     (a)  Capital Expenditure limit for the period                        $__________
     (b)  Actual Capital Expenditures                                     $__________     Yes                 No

12.  SECTION 10.4 - NET INCOME

     (a)  Net Income (most recent Fiscal Quarter)                         $__________
     (b)  less than - $2,500,000?                                                         Yes                 No
     (c)  Net Income (previous Fiscal Quarter)                            $__________
     (d)  12(a) plus 12(c) less than - $3,000,000?                                        Yes                 No

13.  DETERMINATION OF MARGIN AND FEES

     (a)  Borrower EBITDA: From 10(e)                                     $__________
     (b)  All Capital Expenditures (financed and unfinanced)              $__________
     (c)  Actual technical support contract Capital Expenditures not to exceed $1,500,000 incurred in the period through
          the Fiscal Quarter ending January 31, 1999                      $__________
     (d)  (line 13(a) minus the positive sum of (i) line 13(b) minus
          (ii), if calculated for a period prior to February 1, 1999,     $__________
          line 13(c))
     (e)  Interest Expense                                                $__________
     (f)  Interest Coverage Ratio (line 13(d) divided by line 13(e))         ___:1.00
     (g)  Adjustment to margin and fees required by Section 3.2?                          Yes                 No
     (h)  If adjustment required, set forth below new margins and fees in accordance with Section 3.2:
          (i)   Base Margin                                                     ____%
          (ii)  Libor Rate Margin and LC Fee                                    ____%
          (iii) Commitment Fee                                                  ____%

COMPLIANCE CERTIFICATE-Page 4

14.  ATTACHED SCHEDULES

     Attached hereto as schedules are the calculations supporting the computation set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct.

15.  FINANCIAL STATEMENTS

     The unaudited financial statements attached hereto were prepared in accordance with GAAP but presented in accordance with the interim reporting rules and regulations of the Securities and Exchange Commission and fairly present (subject to year end audit adjustments) the financial conditions and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate effective this ______ day of__________, ______.


                                   SOFTWARE SPECTRUM, INC


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


COMPLIANCE CERTIFICATE-Page 5